Exhibit 99.1

NEWS RELEASE

One Park Place, Suite 700 ∎ 621 Northwest 53rd Street ∎ Boca Raton, Florida 33487 ∎ www.geogroup.com

CR-17-11

THE GEO GROUP CLOSES $360 MILLION

ACQUISITION OF COMMUNITY EDUCATION CENTERS

•	Transaction Continues Diversification of Leading Global Provider of Essential Government Services

•	GEO Uniquely Positioned to Meet Growing Demand for Correctional, Detention, Reentry, and Rehabilitation Services through ‘GEO Continuum of Care’

Boca Raton, Fla. – April 6, 2017 — The GEO Group, Inc. (NYSE:GEO) (“GEO”), a fully integrated equity real estate investment trust (“REIT”) specializing in the design, financing, development, and operation of correctional, detention, and community reentry facilities around the globe and a leading provider of evidence-based rehabilitation, announced today the closing of its previously announced acquisition of Community Education Centers (“CEC”), a leading national provider of rehabilitative services in reentry and in-prison treatment facilities as well as management services for county, state, and federal correctional and detention facilities.

GEO acquired CEC for $360 million in an all cash transaction, excluding transaction related expenses. GEO plans to integrate CEC into GEO’s existing business units of GEO Corrections & Detention and GEO Care.

Community Education Centers (CEC) Operations

Founded in 1996, CEC owns and/or manages over 12,000 beds nationwide including more than 7,000 community reentry beds. Additionally, CEC provides in-prison treatment services, including evidence-based rehabilitation programs, in more than 30 government-operated facilities. More than 70 percent of CEC’s annualized revenue is generated from contracts with state governments and more than 20 percent from contracts with local jurisdictions.

Following the acquisition, GEO owns and/or manages 142 facilities totaling approximately 99,000 beds, including more than 10,000 community reentry beds, with a growing workforce of 23,500 employees worldwide.

George C. Zoley, Chairman and Chief Executive Officer of GEO, said: “We are pleased to have closed on our previously announced acquisition of CEC, which represents a compelling strategic fit for our company. This important transaction further positions GEO to meet the demand for increasingly diversified correctional, detention, and community reentry facilities and services and will allow us to expand the delivery of enhanced in-prison rehabilitation including evidence-based treatment, integrated with post-release support services, through our industry-leading ‘GEO Continuum of Care.’ Our continued efforts to be the leading provider of rehabilitation and reentry services underscore our commitment to improve the lives of the men and women entrusted to us as well as our belief that as a company, we are most effective and at our best by helping those in our care re-enter society as productive and employable citizens.”

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Contact:	Pablo E. Paez	1-866-301-4436
Vice President, Corporate Relations

NEWS RELEASE

Financial Impact

The acquisition of CEC is expected to increase GEO’s total annualized revenues by approximately $250 million. In addition, GEO anticipates annual net synergies of $5 million to be realized over 9 to 12 months. GEO expects the acquisition of CEC to be 9-11% accretive to Adjusted EBITDA post-synergies on a fully annualized basis beginning in 2018.

About The GEO Group, Inc.

The GEO Group, Inc. (NYSE: GEO) is the first fully integrated equity real estate investment trust specializing in the design, financing, development, and operation of correctional, detention, and community reentry facilities around the globe. GEO is the world’s leading provider of diversified correctional, detention, community reentry, and electronic monitoring services to government agencies worldwide with operations in the United States, Australia, South Africa, and the United Kingdom. GEO’s worldwide operations include the ownership and/or management of 142 facilities totaling approximately 99,000 beds, including projects under development, with a growing workforce of approximately 23,500 professionals.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, certain statements may be contained in the future filings of GEO with the SEC, in press releases and in oral and written statements made by or with the approval of GEO, as applicable, that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “continue,” “remain,” “should,” “forecast,” and other words and terms of similar meaning. These forward-looking statements involve a number of risks, uncertainties and assumptions which are difficult to predict. GEO cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of GEO’s acquisition of CEC, including future financial and operating results, cost savings, enhanced revenues and accretion to Adjusted EBITDA that may be realized from the acquisition; (ii) statements of plans, objectives and expectations of GEO or its management or Board of Directors, including the expected timing of integration plans; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to: (i) the risk that the CEC facilities will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (ii) the risk that the expected increased revenues and Adjusted EBITDA may not be fully realized or may take longer to realize than expected; (iii) revenues following the acquisition may be lower than expected; (iv) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (v) material differences in the actual financial results of the acquisition compared with expectations, including the full realization of anticipated revenue and earnings enhancements and the impact of the acquisition on GEO’s future revenues and Adjusted EBITDA; (vi) disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; (vii) potential diversion of the focus of management on acquisition-related issues; (viii) local, regional, national and international economic conditions and the impact they may have on GEO; (ix) legislation affecting the correctional industry as a whole, and/or GEO individually; (x) GEO’s ability to contain costs and expenses; (xi) governmental and public policy changes; (xii) the outcome of any pending and future litigation and governmental proceedings; and (xiii)

Contact:	Pablo E. Paez	1-866-301-4436
Vice President, Corporate Relations

NEWS RELEASE

continued availability of financing. Additional factors that could cause GEO’s results to differ materially from those described in the forward-looking statements can be found in GEO’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the transaction or other matters and attributable to GEO or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. Each forward-looking statement speaks only as of the date of the particular statement and GEO does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

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Contact:	Pablo E. Paez	1-866-301-4436
Vice President, Corporate Relations